Exhibit 99.3

Bryn Mawr Bank Corporation

FOR RELEASE: IMMEDIATELY	Ted Peters, Chairman
FOR MORE INFORMATION CONTACT:	610-581-4800
Francis J. Leto, EVP
610-581-4730
J. Duncan Smith, CFO
610-526-2466

Bryn Mawr Bank Corporation Announces Conference Call to Discuss Acquisition of Davidson Trust Company, Devon PA

BRYN MAWR, Pa., February 6, 2012 - Bryn Mawr Bank Corporation (NASDAQ: BMTC) (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today announced that it will hold a conference call to discuss the acquisition of Davidson Trust Company on Tuesday, February 7, 2012 at 9:00 am.

The website address for Davidson Trust Company listed in the press release on February 3, 2012 was inaccurate and should have been listed as www.davidsontrustcompany.com.

CONFERENCE CALL

Interested parties may participate by calling 1-877-317-6789, conference number 10009944. A taped replay of the conference call will be available one hour after the conclusion of the call and will remain available through February 22, 2012. The number to call for the taped replay is 1-877-344-7529 and the Replay Passcode is 10009944.

The conference call will be simultaneously broadcast live over the Internet through a webcast on the investor relations portion of the Bryn Mawr Bank Corporation’s website. To access the call, please visit the website at www.bmtc.com, click on the About Us link and then click on Investor Relations. An online archive of the webcast will be available within one hour of the conclusion of the call. The Corporation has also recently expanded its Investor Relations website to include added resources and information for shareholders and interested investors. Interested parties are encouraged to utilize the expanded resources of the site for more information on Bryn Mawr Bank Corporation or by calling Aaron Strenkoski, Vice President – Investments & Shareholder Relations at 610-581-4822.

About the Corporation

The Corporation, including its wholly-owned subsidiary, the Bank, which was founded in 1889, has $1.77 billion in corporate assets and $4.83 billion in trust and investment assets under management, administration, supervision, and brokerage. The Bank offers a full range of personal and business banking services, consumer and commercial loans, equipment leasing, mortgages, and insurance, as well as wealth management services including investment management, trust and estate administration, retirement planning, custody services, and tax planning and preparation. Headquartered in Bryn Mawr, Pennsylvania, the Bank has seventeen full-service branches serving residents and businesses in the suburbs of Philadelphia. It also maintains seven limited service offices in adult life care communities.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s or the Company’s future plans, objectives, performance, revenues, growth, profits, operating expenses or underlying assumptions. The words often include but are not limited to,“may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,” “anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s and the Company’s actual future results or performance may be materially different.

The Corporation’s business and operations, including its business and operations following the completion of the transactions described in this release, are and will be subject to a variety of risks, uncertainties and other factors. A number of factors, many of which are beyond our control, could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial conditions and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with the acquisition described in this release; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a more complete discussion of the assumptions, risks and uncertainties related to the Corporation’s business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission (the “SEC”), including our most recent annual report on Form 10-K, as well as any changes in risk factors that may be identified in quarterly or other reports filed with the SEC.

# # # #